STEIN ROE MUTUAL FUNDS

Photo of: abacus

ANNUAL REPORT
JUNE 30, 1998
STEIN ROE MONEY MARKET FUND

CASH RESERVES FUND

LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(SM)

Contents
--------------------------------------------------------------------------------
From the President................................................   1

   Tom Butch's thoughts on the markets and investing

Q&A

   Interview with the portfolio manager and
   a summary of investment activity
   Cash Reserves Fund.............................................   3

Portfolio of Investments..........................................   6

   A complete list of investments with market values

Financial Statements..............................................   8

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   14

Financial Highlights..............................................   17

   Selected per-share data

Report of Independent Auditors....................................   18

General Information...............................................   19

   A guide to products and services



                Must be preceded or accompanied by a prospectus.

Photo of : Thomas W. Butch


From the President
-------------------------------------------------------------------------------
TO OUR SHAREHOLDERS
We are pleased to present this annual report for the Stein Roe Cash Reserves Fund. In the following pages, we'll provide you with an overview of economic events that occurred over the past fiscal year and explain how we positioned the Fund in relation to those events.

ECONOMY REMAINS FAVORABLE TO BONDS
Many bond market observers have described the past year's economy as a "Goldilocks" economy. And it's no wonder. Declining interest rates, low inflation and a shrinking budget deficit have produced a favorable investment environment for bonds.
   This bond-friendly landscape has played a key role in the success of nearly all types of bonds. The yield of the benchmark 30-year Treasury bond on June 30, 1998, fell to 5.62 percent -- a 30-year low -- compared with 6.78 percent one year ago. In the past, bond funds have experienced their heaviest net inflows during periods of falling interest rates, and 1997 proved no exception with net inflow of $44.5 billion,* the highest rate since 1993. Through June of this year, net inflows were $40 billion.*

ASIA: A MIXED BLESSING
The well-chronicled problems of many Asian economies were a major factor in shaping investor psychology over the past year. For the bond market, concerns about these struggling economies had two distinct and divergent effects.
   First, Asia's woes caused investors both here and abroad to invest heavily in U.S. Treasury bonds. This "flight to quality," or search for a relatively safer investment, boosted prices as yields fell to 30-year lows. (Yields move in the opposite direction of prices.) In addition, Asian uncertainty kept inflation at bay, which has helped to sustain a generally positive domestic economic environment.
   Second, while Treasury securities rallied, corporate and high yield bonds suffered somewhat over perceptions of Asia's possible impact on the earnings potential of some companies that trade with that region. Concurrently, oversupply in both of these markets has caused yield spreads to widen. As a result, it was difficult for corporate and high yield bonds to keep pace with Treasury securities. So it was no surprise that bond funds that emphasized Treasury securities over this period delivered better relative performance than funds with a higher concentration of corporate bonds or high yield bonds.

   Although many markets experienced volatility this fiscal year, moderate economic growth and low inflation kept interest rates in check, providing for a stable money market throughout the year.

THE ROAD AHEAD
For the foreseeable future, we believe that Asian turmoil could help keep inflation muted and interest rates stable. Although the U.S. economy has been remarkably strong, so far Federal Reserve Chairman Alan Greenspan has been reluctant to raise rates. This is in part due to the drag the Asian crisis has had on the U.S. economy. However, worries that a tighter labor market may ignite inflation seem to be a significant concern and likely will remain a focal point for evaluating the future direction of interest rates.
   While there appears to be near-term uncertainty created largely by Asia, the general U.S. economy appears to be in very good condition. Inflation is tame, the economy continues to expand, and consumer confidence remains strong. All of these factors could provide ongoing bond market support in the coming quarters.

THE BASICS
No one can predict what might happen to the markets in the future. But no matter what direction you think the economy is heading, it's important to remember the basics. We believe investors must understand the factors that move the markets -- not just to profit from them, but to gain the patience to ride out short-term volatility. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.

   Sincerely,


   Thomas W. Butch
   President
   July 31, 1998

*Bond fund net inflows are from the Investment Company Institute monthly and annual statistical releases.

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH JANE NAESETH, PORTFOLIO MANAGER OF STEIN ROE
CASH RESERVES FUND
                                    FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks maximum current income consistent with capital preservation and maintenance of liquidity by investing in high-quality money market securities, such as U.S. Treasuries, commercial paper, banker's acceptances and certificates of deposit.

   FUND INCEPTION:
   Oct. 2, 1976

   TOTAL NET ASSETS:
   $494.0 million
   photo of : Jane Naeseth

Q: HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

A: The Fund's total return was 5.09 percent for the fiscal year ended June 30, 1998. The Fund's performance exceeded that of its Lipper peer group median but fell below that of the 90-day Treasury Bill Index, which re turned 5.07 percent and 5.16 percent, respectively, for the same time period.

Q: WHAT TRANSPIRED DURING THE YEAR?

A: It was a quiet year for money market trading because interest rates remained static. At the time of this writing, short-term interest rates were at 5.50 percent and the long bond yield was at 5.60 percent, which gives an example of how narrow the spread has been on the money market yield curve.

Q: WHY HAS THE FUND'S AVERAGE MATURITY DECREASED OVER THE YEAR FROM 44 DAYS ON JUNE 30, 1997, TO 23 DAYS ON JUNE 30, 1998?

A: Although interest rates remained stable, we believed that, under normal circumstances, some of the economic events of the past year should have caused the Federal Reserve to increase interest rates. However, fears about the continuing effects of the Asian crisis coupled with controlled inflation kept the Federal Reserve from increasing rates throughout the year. While we remained cautious, we thought fears about Asia would subside and that there would be a rate increase, so we shortened our duration to match our cautious outlook.

Q: HOW DID YOU POSITION THE FUND WITHIN SECTORS DURING THE PERIOD?

A: We've been moving into domestic commercial paper throughout the year, as reflected in the Portfolio's holdings. We've reduced our position in Yankee CDs, believing it was in our best interest to limit foreign exposure. During the first quarter of the fiscal year, our holdings in federal agency securities matured. Although we would have liked to maintain exposure to that sector, we found it was too expensive to make attractive new purchases. Since the beginning of the fiscal year we believed that floaters looked attractive, but we had a hard time finding any of these variable rate corporate notes to buy because, in our opinion, they were also too expensive.

Q: ALTHOUGH A FLAT YIELD CURVE RESTRICTS SOME VALUE TRADING, ISN'T STABILITY GOOD FOR A MONEY MARKET FUND?

A: Yes. In circumstances such as we've seen this year, where both the stock and bond markets are high and both markets are volatile, many investors shift assets into money market funds for stability. Investors also use money market funds as the cash basis of their investment portfolio. While money market funds have not returned resounding rates, given the current interest rate environment, they have provided decent returns for short-term, high-liquidity investing.

Q: WHAT'S YOUR INVESTMENT STRATEGY FOR THE REMAINDER OF 1998?

A: Part of our strategy will depend on what the Federal Reserve does with interest rates. Until investors begin to believe that there will be a change in interest rates, we expect yields to remain flat. Factors that may push rates up include a recovery in Asia, increased inflation in the United States or stronger-than-expected economic growth.
   We plan to maintain a cautious duration and maturity range in the Fund until we see changes in the economy that would allow for better relative value positioning. Without finding value in the Japanese market, we're likely to remain in U.S. commercial paper. We anticipate that letters of credit and Yankee CDs -- foreign exposure bonds -- will remain unattractive for the next six months.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Holdings are disclosed as a percentage of SR&F Cash Reserves Portfolio's net assets. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median total returns for the Fund's money market fund peer group for the one-, five- and 10-year periods ended June 30, 1998, were 5.07 percent, 4.58 percent and 5.36 percent, respectively.

Fund Highlights
--------------------------------------------------------------------------------
                            Cash Reserves Portfolio
                            SECURITIES TYPE BREAKDOWN
--------------------------------------------------------------------------------

                                              PORTFOLIO             PORTFOLIO
                                            JUNE 30, 1998         JUNE 30, 1997
--------------------------------------------------------------------------------
Commercial Paper                                89.9%                  62.7%
Letter of Credit Commercial Paper                3.9                   --
Yankee Certificates of Deposit                   3.2                   22.0
Corporate Notes                                  3.0                   14.2
Federal Agencies                                  --                    1.1
--------------------------------------------------------------------------------
Total                                          100.0%                 100.0%

--------------------------------------------------------------------------------
                                    MATURITY
PIE CHART:
                       As of June 30, 1998     As of June 30, 1997
GREATER THAN 59 DAYS    7.7%                   15.3%
30-59 DAYS             11.0%                    4.5%
15-29 DAYS             27.6%                   29.0%
5-14 DAYS              32.3%                   33.3%
0-4 DAYS               21.4%                   17.9%

SR&F Cash Reserves Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1998
(Dollar amounts in thousands)

                                   INTEREST     MATURITY   PRINCIPAL   AMORTIZED
COMMERCIAL PAPER (93.2%)      RATE RANGE(a)   DATE RANGE      AMOUNT        COST
--------------------------------------------------------------------------------
CHEMICALS - PLASTICS (3.9%)
Formosa Plastic (LOC ABN AMRO).        5.740%     8/25/98     $27,000   $ 26,771

CONSULTING SERVICES (3.9%)
CSC Enterprises (gtd. by Computer
   Sciences)...................  5.701-5.719  7/9-7/21/98      26,900     26,839

ELECTRONICS (4.3%)
General Signal (b).............  5.666-5.733  7/7-7/27/98      29,900     29,822

FINANCIAL SERVICES (67.5%)
   BANKS (4.1%)
   NBD Bank Canada.............        5.678       7/2/98      28,000     27,996

   BUSINESS CREDIT INSTITUTIONS (16.7%)
   Avon Capital (gtd. by Avon
      Products) (b)............  5.674-6.116   7/6-7/8/98      31,200     31,169
   BAT Capital (gtd. by BAT
      Industries)..............        5.757       7/1/98      30,000     30,000
   Finova Capital..............  5.611-5.683   7/7-7/9/98      30,880     30,850
   Harley-Davidson Funding (gtd. by
      Eaglemark Financial
      Services) (b)............        5.683      7/17/98       7,400      7,382
   USAA Capital................        5.690      7/29/98      15,000     14,935
                                                                         -------
                                                                         114,336
   DIVERSIFIED FINANCIAL SERVICES (6.2%)
   Associates Corp. of North America   6.339       7/1/98      12,992     12,992
   Lehman Brothers Holdings....        6.593       7/1/98      30,000     30,000
                                                                         -------
                                                                          42,992
   MORTGAGE BANKING (4.1%)
   Countrywide Home Loans (gtd. by
      Countrywide Credit Industries)   5.760      8/27/98      28,650     28,398

   OTHER FINANCIAL (36.4%)
   Asset Securitization (b)....  5.652-5.666  7/6-7/22/98      32,000     31,946
   Corporate Asset Funding (b).        5.650       7/2/98      15,000     14,998
   CXC (b).....................        5.673      7/24/98      25,000     24,912
   International Securitization (b)    5.646       7/1/98      30,000     30,000
   Old Line Funding (b)........        5.709      7/23/98      32,000     31,891
   Preferred Receivables Funding (b)   5.699      7/21/98      30,000     29,907
   Receivables Capital (b).....        5.668      7/10/98      25,735     25,699
   Thames Asset Global
      Securitization No. 1 (b).  5.760-5.783   9/2-9/8/98      30,800     30,485
   Windmill Funding (b)........        5.688       7/7/98      30,000     29,972
                                                                         -------
                                                                         249,810
                                                                         -------
   TOTAL FINANCIAL SERVICES....                                          463,532

SR&F Cash Reserves Portfolio CONTINUED
--------------------------------------------------------------------------------
                                   INTEREST     MATURITY   PRINCIPAL   AMORTIZED
                               RATE RANGE(a)  DATE RANGE      AMOUNT        COST
--------------------------------------------------------------------------------
MEDICAL PRODUCTS (4.7%)
Baxter International...........  5.676        7/8/98          25,000      24,973
Baxter International (b).......  5.719        7/29/98          7,000       6,970
                                                                         -------
                                                                          31,943
RETAIL - COSMETICS (4.2%)
Cosmair (gtd. by L'Oreal) (b)..  5.711-5.718  7/28/98         29,000      28,879

TELECOMMUNICATIONS (4.7%)
GTE   .........................  5.675-5.752  7/7-7/8/98      32,000      31,966
                                                                         -------
TOTAL COMMERCIAL PAPER.........                                          639,752
--------------------------------------------------------------------------------
VARIABLE RATE NOTE (2.9%)
DIVERSIFIED FINANCIAL SERVICES (2.9%)
Morgan Stanley Dean Witter.....  5.859        11/16/98        20,000      20,000
--------------------------------------------------------------------------------
YANKEE CERTIFICATE OF DEPOSIT (3.2%)
BANKS (3.2%)
Canadian Imperial Bank.........  5.650        2/4/99          22,000      22,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%) (C)..                                          681,752

OTHER ASSETS, LESS LIABILITIES (0.7%)                                      4,525
                                                                         -------
TOTAL NET ASSETS (100.0%)......                                         $686,277
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a)The interest rate is the effective rate at the date of purchase except for variable rate notes, for which the interest rate represents the current rate as of the most recent reset date.
(b)Represents private placement securities exempt from registration by Section
   4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At June 30, 1998, the aggregate value of the Fund's private placement securities was $354,032, which represented 51.6 percent of net assets. None of these securities were deemed illiquid.
(c)At June 30, 1998, the cost of investments for financial reporting and income tax purposes was identical.

See accompanying Notes to Financial Statements.

Cash Reserves Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1998
(All amounts in thousands, except per-share amount)

ASSETS
Investment in SR&F Cash Reserves Portfolio, at value..............     $482,615
Receivable for fund shares sold...................................       13,806
Cash..............................................................           50
Other assets......................................................           76
                                                                       --------
   Total assets...................................................      496,547
                                                                       --------
LIABILITIES
Payable for fund shares redeemed..................................        1,606
Dividends payable.................................................          504
Payable to investment adviser and transfer agent..................          170
Other liabilities.................................................          313
                                                                       --------
   Total liabilities..............................................        2,593
                                                                       --------
   Net assets.....................................................     $493,954
                                                                       ========
ANALYSIS OF NET ASSETS
Paid-in capital...................................................     $493,818
Accumulated net realized gains on investments.....................          136
                                                                       --------
   Net assets.....................................................     $493,954
                                                                       ========
Shares outstanding (unlimited number authorized)..................      493,871
                                                                       ========
Net asset value per share.........................................     $   1.00
                                                                       ========

See accompanying Notes to Financial Statements.

Cash Reserves Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 1998
(All amounts in thousands)
INVESTMENT INCOME
Interest.........................................................        $18,806
Interest allocated from SR&F Cash Reserves Portfolio.............          9,105
                                                                         -------
   Total investment income.......................................         27,911
                                                                         -------
EXPENSES
Administrative fees..............................................          1,217
Management fees..................................................            821
Transfer agent fees..............................................            731
Expenses allocated from SR&F Cash Reserves Portfolio.............            408
Printing and postage.............................................            159
SEC and state registration fees..................................             52
Accounting fees..................................................             36
Trustees fees....................................................             24
Audit and legal fees.............................................             14
Other............................................................            185
                                                                         -------
   Total expenses................................................          3,647
                                                                         -------
   Net investment income.........................................         24,264
                                                                         -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............        $24,264
                                                                         =======

See accompanying Notes to Financial Statements.

Cash Reserves Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Years Ended June 30, 1998 and 1997
(All amounts in thousands)

                                                                  1998       1997
                                                            ---------- ----------
OPERATIONS
Net investment income ...................................   $  24,264   $  23,115
                                                            ---------   ---------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income ................     (24,264)    (23,115)
                                                            ---------   ---------
SHARE TRANSACTIONS
Subscriptions to fund shares ............................     914,335     846,211
Value of distributions reinvested .......................      21,185      19,881
Redemptions of fund shares ..............................    (893,924)   (890,574)
                                                            ---------   ---------
   Net increase (decrease) from share transactions ......      41,596     (24,482)
                                                            ---------   ---------
   Net increase (decrease) in net assets ................      41,596     (24,482)

TOTAL NET ASSETS
Beginning of period .....................................     452,358     476,840
                                                            ---------   ---------
End of period ...........................................   $ 493,954   $ 452,358
                                                            =========   =========
ANALYSES OF CHANGES IN SHARES OF
  BENEFICIAL INTEREST
Subscriptions to fund shares ............................     914,335     846,211
Issued in reinvestment of distributions .................      21,185      19,881
Redemptions of fund shares ..............................    (893,924)   (890,574)
                                                            ---------   ---------
   Net increase (decrease) in fund shares ...............      41,596     (24,482)
Shares outstanding at beginning of period ...............     452,275     476,757
                                                            ---------   ---------
Shares outstanding at end of period .....................     493,871     452,275
                                                            =========   =========

See accompanying Notes to Financial Statements.

SR&F Cash Reserves Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1998
(All amounts in thousands)

ASSETS
Investments, at amortized cost....................................     $681,752
Cash..............................................................        4,020
Interest receivable...............................................          660
Other assets......................................................            5
                                                                       --------
   Total assets...................................................      686,437
                                                                       --------
LIABILITIES
Payable to investment adviser.....................................          147
Other liabilities.................................................           13
                                                                       --------
   Total liabilities..............................................          160
                                                                       --------
   Net assets applicable to investors' beneficial interest........     $686,277
                                                                       ========

See accompanying Notes to Financial Statements.

SR&F Cash Reserves Portfolio
--------------------------------------------------------------------------------
Statement of Operations
For the Period Ended June 30, 1998 (a)
(All amounts in thousands)

INVESTMENT INCOME
Interest.........................................................        $12,715
                                                                         -------
EXPENSES
Management fees..................................................            543
Accounting fees..................................................             13
Other............................................................             14
                                                                         -------
   Total expenses................................................            570
                                                                         -------
   Net investment income.........................................         12,145
                                                                         -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............        $12,145
                                                                         =======

(a) From commencement of operations on March 2, 1998.

See accompanying Notes to Financial Statements.

SR&F Cash Reserves Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the Period Ended June 30, 1998 (a)
(All amounts in thousands)

OPERATIONS
Net investment income............................................    $  12,145
                                                                     ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions....................................................    1,158,202
Withdrawals......................................................     (484,070)
                                                                     ---------
   Net increase from transactions in investors' beneficial interest    674,132
                                                                     ---------
   Net increase in net assets....................................      686,277

TOTAL NET ASSETS
Beginning of period..............................................           --
                                                                     ---------
End of period....................................................    $ 686,277
                                                                     =========

(a) From commencement of operations on March 2, 1998.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts, except per-share amounts, in thousands)


NOTE 1. ORGANIZATION
Stein Roe Cash Reserves Fund (the "Fund") is a series of Stein Roe Income Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Cash Reserves Portfolio (the "Portfolio"), which seeks maximum income consistent with capital preservation and maintenance of liquidity.
   The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on March 2, 1998. At commencement, Stein Roe Cash Reserves Fund and Colonial Money Market Fund (formerly Colonial Government Money Market Fund) contributed $493,224 and $187,537, respectively, in securities and other assets in exchange for beneficial ownership of the Portfolio. The Portfolio allocates income, expenses and realized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At June 30, 1998, Stein Roe Cash Reserves Fund and Colonial Money Market Fund owned 70.3 percent and 29.7 percent, respectively, of the Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Fund and Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accom panying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.
   The Portfolio is permitted to invest in repurchase agreements involving securities issued or guaranteed by the U.S. Government or by its agencies or instrumen talities. The Portfolio requires issuers of repurchase agreements to transfer the securities underlying those agreements to the Portfolio's custodian at the time of origination.

INVESTMENT VALUATIONS
The Portfolio utilizes the amortized cost method to value its investments. This technique approximates market value and involves valuing a security initially at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of .50 of 1 percent or more exists between the Fund's $1.00 per-share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, the Board of Trustees would consider what action, if any, should be taken. Other assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
   The Fund attempts to maintain a per-share net asset value of $1.00, which management believes will be possible under most conditions.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on their respective percentages of ownership.

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income are declared daily and paid monthly.

NOTE 3. PORTFOLIO COMPOSITION
Under normal market conditions, the Portfolio will invest at least 25 percent of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, consumer and business credit institutions, and other financial services companies). At June 30, 1998, 67.5 percent of the Portfolio's net assets were invested in the financial services industry.
   See the portfolio of investments for additional information regarding portfolio composition.

NOTE 4. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.

   The management fee for the Portfolio is computed at an annual rate of .25 of 1 percent of the first $500 million of average daily net assets, and .225 of 1 percent thereafter. Prior to March 2, 1998, the management fee for the Fund was computed at an annual rate of .25 of 1 percent of average daily net assets. The administrative fee for the Fund is computed at an annual rate of .25 of 1 percent of the first $500 million of average daily net assets, .20 of 1 percent of the next $500 million, and .15 of 1 percent thereafter.
   The Adviser also provides certain fund accounting services. For the period ended June 30, 1998, the Fund and Portfolio incurred fees of $36 and $13, respectively.
   Transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., also an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Fund.
   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and Portfolio for the period ended June 30, 1998, was $24 and $7, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Financial Highlights
--------------------------------------------------------------------------------

Cash Reserves Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                         1998     1997     1996     1995     1994
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD $  1.000 $  1.000 $  1.000 $  1.000 $  1.000
                                     -------- -------- -------- -------- --------
   Net investment income..........      0.050    0.048    0.050    0.048    0.028

   Distributions from net investment
     income.......................     (0.050)  (0.048)  (0.050)  (0.048)  (0.028)
                                     -------- -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD....   $  1.000 $  1.000 $  1.000 $  1.000 $  1.000
                                     ======== ======== ======== ======== ========
Ratio of expenses to average
  net assets                             0.75%    0.77%    0.78%    0.76%    0.79%
Ratio of net investment income
  to average
   net assets.....................       4.98%    4.80%    4.98%    4.83%    2.77%
Total return......................       5.09%    4.92%    5.07%    4.96%    2.81%
Net assets, end of period (000's).   $493,954 $452,358 $476,840 $498,163 $554,713

SR&F Cash Reserves Portfolio
                                                                          PERIOD
                                                                           ENDED
                                                                        JUNE 30,
RATIOS TO AVERAGE NET ASSETS                                                1998 (a)
                                                                       ---------
Ratio of net expenses to average net assets........................         0.26%(b)
Ratio of net investment income to average net assets...............         5.45%(b)

(a)From commencement of operations on March 2, 1998.
(b)Annualized

Report of Independent Auditors
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Stein Roe Income Trust and SR&F Base Trust

Stein Roe Cash Reserves Fund
SR&F Cash Reserves Portfolio

We have audited the accompanying statement of assets and liabilities of Stein Roe Cash Reserves Fund as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods in the five years then ended. We have also audited the accompanying statement of assets and liabilities of SR&F Cash Reserves Portfolio, including the portfolio of investments, as of June 30, 1998, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from March 2, 1998, to June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stein Roe Cash Reserves Fund and SR&F Cash Reserves Portfolio at June 30, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

    Ernst & Young LLP

Chicago, Illinois
August 7, 1998

To Contact Us. . .
--------------------------------------------------------------------------------

BY PHONE 800-338-2550
You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Education and Roth IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

STEIN ROE'S FUNDS-ON-CALL 24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

o Exchange shares between your Stein Roe accounts;
o Purchase shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130.
  For information on IRA plans, including the new Roth and Education IRA, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL
If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900.
   To contact us by e-mail, send correspondence directly to comments@steinroe.com or visit us at www.steinroe.com on the Internet.

IN PERSON

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Stein Roe investments or provide you infor mation about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

This report must be preceded or accompanied by a prospectus.

Income Trust
--------------------------------------------------------------------------------
TRUSTEES
Thomas W. Butch
President, Mutual Fund Division and Director,
  Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
  Managing Partner, William Blair Capital Partners


OFFICERS
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hanson, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Kevin M. Carome, Vice President,
  Assistant Secretary
Michael T. Kennedy, Vice President
Stephen F. Lockman, Vice President
Lynn C. Maddox, Vice President
Jane M. Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Heidi J. Walter, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer


AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

THE STEIN ROE MUTUAL FUNDS

Stein Roe Cash Reserves Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Large Company Focus Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                     Financial Advisors call: 1-800-322-0593
                        Shareholders call: 1-800-338-2550
                                www.steinroe.com

    In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor.

                  Liberty Funds Distributor, Inc., Distributor

                                                                      MM11A 8/98